UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 20, 2021

Summit Therapeutics Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36866	37-1979717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Broadway, 14th Floor, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617-514-7149

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	SMMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 20, 2021, Summit Therapeutics Inc. (the “Company”) entered into a Note Purchase Agreement (the “Purchase Agreement”) with Robert W. Duggan, the Company’s Chief Executive Officer, Chairman of the Company’s board of directors and beneficial owner of approximately 69% of the Company’s issued and outstanding common stock. Pursuant to the Purchase Agreement, Mr. Duggan has loaned the Company $55 million in exchange for the issuance by the Company of an unsecured promissory note in the amount of $55 million (the “Note”). The Note accrues interest at a rate per annum equal to 150% of the applicable 10 Year US Treasury rate, as adjusted monthly (initially estimated to be approximately 2.4%). The Company may prepay any portion of the Note at its option without penalty. The Note will mature and become due upon the earlier of (i) the consummation of a registered public offering with net proceeds of no less than $55 million or (ii) 13 months from the date of issuance of the Note. It is anticipated that the Note will be repaid in connection with the consummation of the rights offering.

Item 1.02	Termination of a Material Definitive Agreement.

Prior to entering into the Purchase Agreement, the Company had determined, with Mr. Duggan’s agreement, to rescind both the note purchase agreement entered into with Mr. Duggan on March 24, 2021 and the promissory note issued thereunder, and had repaid the principal amount under such note in full, without interest or penalty. The rescission was effective on April 20, 2021 pursuant to the terms of the Rescission Agreement (the “Rescission Agreement”) entered into by and between the Company and Mr. Duggan. The Rescission Agreement was effective and the repayment of the principal amount had been made prior to the entry into the Purchase Agreement described in Item 1.01. The foregoing summary of the Rescission Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Rescission Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report is incorporated herein by reference.

Item 8.01	Other Events.

On April 21, 2021, the Company issued a press release announcing the commencement of its previously announced rights offering to raise proceeds of approximately $75 million. The rights offering is being made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-249316) (the “Registration Statement”) that was previously filed with the Securities and Exchange Commission (the “SEC”) and became effective on October 15, 2020, and the prospectus supplement relating to the rights offering filed with the SEC on April 21, 2021 (the prospectus supplement together with the accompanying prospectus, the “Prospectus”). The Prospectus contains terms consistent with those previously announced by the Company except that the expiration date for the rights offering shall be May 10, 2021.

In connection with the rights offering, the Company is filing certain ancillary documents as Exhibits 4.1, 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 to this Current Report on Form 8-K for the purpose of incorporating such items by reference to the Registration Statement, of which the Prospectus forms a part. The Company is also filing as Exhibit 5.1 the opinion of Olshan Frome Wolosky LLP in connection with the issuance of the subscription rights and the Company’s common stock, par value $0.01 per share, issuable upon exercise of such subscription rights.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor will there be any sale of such securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The rights offering will be made only by means of the Prospectus, copies of which will be mailed to all record holders entitled to participate in the rights offering, and can be accessed through the SEC’s website at www.sec.gov. A copy of the Prospectus may also be obtained by contacting the information agent for the rights offering, Broadridge Corporate Issuer Solutions, Inc., at (855) 793-5068.

A copy of the press release related to the matters set forth herein is attached hereto as Exhibit 99.7 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Form of Subscription Rights Certificate.
5.1	Opinion of Olshan Frome Wolosky LLP.
10.1	Note Purchase Agreement, dated April 20, 2021, by and between Summit Therapeutics Inc. and Robert W. Duggan.*
10.2	Promissory Note, dated April 20, 2021, issued by Summit Therapeutics Inc. in the name of Robert W. Duggan.
10.3	Rescission Agreement, dated April 20, 2021, by and between Summit Therapeutics Inc. and Robert W. Duggan.
23.2	Consent of Olshan Frome Wolosky LLP (included in Exhibit 5.1 hereto).
99.1	Form of Instructions For Use of Non-Transferable Subscription Rights Certificates.
99.2	Form of Letter to Stockholders who are Record Holders.
99.3	Form of Letter to Brokers and other Nominee Holders.
99.4	Form of Letter to Clients of Brokers and other Nominee Holders.
99.5	Form of Nominee Holder Certification.
99.6	Form of Beneficial Owner Election Form.
99.7	Press Release, dated April 21, 2021.

* Exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a copy of all omitted exhibits to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUMMIT THERAPEUTICS INC.

Date: April 21, 2021	By:	/s/ Michael Donaldson
Michael Donaldson
Chief Financial Officer